                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the registrant /x/                             / /     Confidential, for Use of the
Filed by a party other than the registrant / /                  Commission Only (as permitted
Check the appropriate box:                                      by Rule 14a-6(e)(2)

/ /     Preliminary proxy statement
/ /     Definitive proxy statement
/x/     Definitive additional materials
/ /     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             CALIFORNIA JOCKEY CLUB
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


- -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /     $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
        or Item 22(a)(2) of Schedule 14A.
/x/     $500 per each party to the controversy pursuant to Exchange Act
        Rule 14a-6(i)(3).
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)     Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

(2)     Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1/

- --------------------------------------------------------------------------------

(4)     Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

(5)     Total fee paid:

- --------------------------------------------------------------------------------

/x/     Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)     Amount previously paid:

- --------------------------------------------------------------------------------

(2)     Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

(3)     Filing party:

- --------------------------------------------------------------------------------

(4)     Date filed:

- --------------------------------------------------------------------------------

- ---------------
1. Set forth the amount on which the filing fee is calculated and state how it was determined.

NEWS RELEASE

[SITRICK AND COMPANY LOGO]


                                        Contact:  Sitrick and Company
                                                  Michael Sitrick
                                                  Donna K.H. Walters
                                                  (310) 788-2850


FOR IMMEDIATE RELEASE

    CALIFORNIA JOCKEY CLUB EAGER TO PROCEED WITH ANNUAL STOCKHOLDERS MEETING

        SAN MATEO, CALIF. -- AUGUST 22, 1996 -- The California Jockey Club (AMEX:CJ) said that, in a ruling today, the California Superior Court for the County of San Mateo reaffirmed the August 30, 1996 date of the California Jockey Club's (CJC) annual stockholders meeting.

        Kjell H. Qvale, chairman of CJC's Board of Directors, said: "We had hoped to avoid having our stockholders rushed to a decision on the important issues before them and sought to hold the meeting in mid-September. Fortunately, our initial discussions with our stockholders indicate their support for the Board's plan to enhance stockholder value. We look forward to the meeting and are eager to proceed."

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2029 Century Park East, Suite 1750
Los Angeles, CA 90067
(310) 788-2850  Fax: (310) 788-2855